SUPPLEMENT TO

                Calvert Tax-Free Reserves Money Market Portfolio
                   Calvert First Government Money Market Fund

                         Prospectus dated April 30, 2001
                     Date of Supplement: September 14, 2001

                    Calvert Cash Reserves Institutional Prime Fund
             Calvert  Social Investment Fund Money Market Portfolio

                       Prospectus dated January  31, 2001
                     Date of Supplement: September 14, 2001


The above Calvert money market portfolios will be open for business today, even though the New York Stock Exchange remains closed due to the terrorist attacks in New York City earlier this week. Note, however, that only wire purchases and wire redemptions are available at this time, due to technical difficulties with clearing banks located in New York. Please also note that exchanges to or from our non-money market funds are not available, since those funds remain closed until the Exchange reopens.